SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2002


                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


           NEW YORK                    333-54992                 11-2571221
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


 3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                       11572
  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (516) 536-5850


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On January 17, 2002, American Medical Alert Corp., a New York corporation (the "Company"), issued a press release announcing the signing of a long-term lease for a new communications center facility.

         A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Not applicable.
         (b)    Not applicable.
         (c)    Exhibits.

Exhibit
  No.                          Description
  ---                          -----------
  99.1 Press Release of the Company dated January 17, 2002, announcing the signing of a long-term lease for a new communications center facility.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 18, 2002

                                        AMERICAN MEDICAL ALERT CORP.


                                        By: /s/ Jack Rhian
                                           -------------------------------------
                                           Name: Jack Rhian
                                           Title:  Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.                          Description
  ---                          -----------
  99.1 Press Release of the Company dated January 17, 2002, announcing the signing of a long-term lease for a new communications center facility.